CornerCap Small-Cap Value Fund
Institutional Class - CSCJX
Advisor Class - CSCVX

PROSPECTUS
November 18, 2022

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CornerCap Small-Cap Value Fund

A series of Managed Portfolio Series (the “Trust”)

CORNERCAP SMALL-CAP VALUE FUND SUMMARY SECTION

Investment Objective
The CornerCap Small-Cap Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Advisor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fee	0.88%	0.88%
Shareholder Servicing Plan Fee	0.00%	0.05%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses (1)	0.18%	0.18%
Total Annual Fund Operating Expenses	1.06%	1.36%
Less: Fee Waiver and/or Expense Reimbursement (2)	-0.11%	-0.11%
Net Total Annual Fund Operating Expenses	0.95%	1.25%
(1)Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the CornerCap Small-Cap Value Fund, a former series of CornerCap Group of Funds (the “Predecessor Fund”). Expenses of the Advisor Class are estimated because the class is new.
(2)CornerCap Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Operating Expenses Limitation Agreement through November 18, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$303	$551	$1,263
Advisor Class	$127	$397	$711	$1,605
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2022, the Predecessor Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index is expected to change frequently. As of August 31, 2022, the market capitalization range of the Russell 2000® Index was between $6.5 million and $10.3 billion. The Fund may also invest in real estate investment trusts (“REITs”) that are a part of the Fund’s investable universe.
The Adviser uses Fundametrics® to select stocks for the Fund. Fundametrics® is the Adviser’s proprietary, quantitative research system. Fundametrics® first evaluates all stocks in the Fund’s investable universe (U.S. domestic small-cap stocks) and groups companies with similar business models and characteristics into custom peer groups. Each peer group is then evaluated with respect to over 200 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality and risk) to find the optimized risk adjusted mix (i.e., to determine unbiasedly which blends of factors are best for each peer group). Overall, valuation generally maintains the highest weight and greatest importance within a peer group, but otherwise each peer group can have fundamental factor and style representation that is unique from the other peer groups. For example, the Software peer group generally has a higher representation of growth factors versus other peer groups, while the Banks peer group generally has a higher representation of value factors versus other peer groups.
The Fundametrics® Alpha Composite (“Alpha Composite”) is designed to identify alpha stocks, which are stocks considered to have the potential for returns in excess of the Fund’s benchmark over time (i.e., excess returns). It is comprised of two parts, the universe composite and the peer group composite. The universe composite ranks a company against all stocks in the Fund’s investable universe and helps to determine sector allocations to over or underweight, while the peer group composite ranks each stock amongst its peers for stronger stock selection.
The Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”) is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise rank attractively in the Alpha Composite. The Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk. A stock is determined to carry unreasonable risk when it accumulates multiple exceptions or warnings within the Financial Warnings Overlay. Warnings are customized by peer group. For example, the Banks peer group will have different risk factors tied to loan quality and capital levels that would not be relevant to Software peer group.
Buy and sell decisions are determined by the rankings produced by the Alpha Composite and the Financial Warnings Overlay. All parameters set within Fundametrics®, including the Alpha Composite and Financial Warnings Overlay, to generate the Fund’s portfolio are set at the full discretion of the Adviser based upon the Adviser’s beliefs regarding the proper approach to constructing a portfolio to meet the Fund’s investment objective. In addition, the Adviser, in its sole discretion, will continue to test, evaluate and modify these parameters over time.
The Adviser selects securities from among approximately 1,950 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key fundamental factors when choosing equity securities with the potential for excess returns:
•relative valuation (i.e., a stock’s valuation relative to its history);
•earnings growth rates, including the evaluation of both historic and forecasted rates over multiple time periods; and
•cash flow, including the evaluation of cash flow over historic, current and forecasted time periods.
From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears, and could affect the value of your investment:
Market Risk. Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Equity Security Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue.
Small-Capitalization Companies Risk. Small-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Value Investing Risk. The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.
Financial Sector Concentration Risk. At times the Fund will be concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Adverse changes in any of these areas may adversely affect the value of the Fund.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Portfolio Turnover Risk. As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses, which may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.
Management Risk. The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives.
Real Estate Investment Trusts (“REITs”) Risk. REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline.
Securities Lending Risk: There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the average annual returns over time compare to the performance of the Russell 2000® Value Index and Russell 2000® Index. The Russell 2000® Value Index and Russell 2000® Index represent broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is posted on the Fund’s website https://www.cornercapfunds.com/ or by calling the Fund toll-free at (888) 813-8637.
Prior performance shown below is for the Predecessor Fund (the CornerCap Small-Cap Value Fund, a former series of CornerCap Group of Funds). The Fund has adopted the performance of the Predecessor Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor Fund (the "Reorganization"). The primary purpose of the Reorganization is to provide shareholders with the opportunity to continue their investment in the Predecessor Fund while benefiting from lower annual fund operating expenses within a larger mutual fund trust comprised of numerous other funds. Prior to the Reorganization, the Fund was a newly formed "shell" fund with no assets and had not commenced operations.
Performance shown for Fund’s Institutional Class are those of the Institutional Shares of the Predecessor Fund. Performance shown for Fund’s Advisor Class shares are those of the Investor Shares of the Predecessor Fund. The Fund's portfolio management team served as the portfolio management team of the Predecessor Fund and has been the Fund's portfolio management team since inception.

Calendar year ended December 31,
For the calendar year-to-date period ended September 30, 2022, the total return for the Institutional Shares of the Predecessor Fund was -17.34%.
During the period of time shown in the bar chart, the highest return for a quarter for the Institutional Shares of the Predecessor Fund was 26.72% for the quarter ended December 31, 2020, and the lowest return was -33.72% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2021

Institutional Class[1]	1 Year	5 Year	10 Year	Since Inception 9/30/92
Return Before Taxes	35.01%	10.18%	13.59%	10.18%
Return After Taxes on Distributions	23.85%	6.32%	10.22%	8.38%
Return After Taxes on Distributions and Sale of Fund Shares	23.32%	6.64%	9.88%	8.21%
Advisor Class[2]
Return Before Taxes	34.53%	9.85%	13.38%	10.11%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.03%	10.92%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%	10.23%
1 Performance shown for Institutional Class is that of the Predecessor Fund’s Institutional Shares. Institutional Shares of the Predecessor Fund commenced operations on December 29, 2015. Performance for the 10 year and Since Inception periods is a blended average annual return which includes the returns of Investor Shares of the Predecessor Fund (inception date September 30, 1992) prior to the commencement of operations of Institutional Shares of the Predecessor Fund, and is calculated using the fees and expenses in effect for the Investor Shares during the periods shown, net of any applicable fee and expense limitations or waivers. If Institutional Shares had been available during periods prior to December 29, 2015, the performance shown may have been different. The performance shown for the periods following the Predecessor Fund's commencement of Institutional Shares reflects the fees and expenses of Institutional Shares, net of any applicable fee and expense limitations or waivers.
2 Performance shown for Advisor Class is that of the Predecessor Fund’s Investor Shares, and is calculated using the fees and expenses in effect for the Investor Shares during the periods shown, net of any applicable fee and expense limitations or waivers.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
CornerCap Investment Counsel, Inc. is the investment adviser for the Fund.
Portfolio Managers
The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Fund’s investments.

Portfolio Manager	Years Managing the Fund
J. Cannon Carr, Jr., Chief Executive Officer for the Adviser	Since July 2013 of the Predecessor Fund
Jeffrey P. Moeller, Director of Research for the Adviser	Since March 2005 of the Predecessor Fund
Joshua Tucker, Research Analyst of the Adviser	Since the November 2022 inception of the Fund
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to CornerCap Small-Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at (888) 813-8637, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.

Institutional Class / Advisor Class
Minimum Initial Investment	$2,000
Minimum Subsequent Investment	$250
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS
Investment Objective
The Fund seeks long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The Fund’s investment objective may be changed without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Strategies
The Fund is actively managed and invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. The Adviser evaluates data inputs for accuracy and monitors for external events (e.g., litigation, loss of a primary customer, special dividends, etc.) that may not be incorporated into the model, which may result in a portfolio with some deviation from the model’s recommendations. To achieve its objectives, the Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index is expected to change frequently. As of August 31, 2022, the market capitalization range of the Russell 2000® Index was between $6.5 million and $10.3 billion. The Fund may also invest in real estate investment trusts (“REITs”) that are a part of the Fund’s investable universe.
The Adviser uses Fundametrics® to select stocks for the Fund. Fundametrics® evaluates all stocks in the Fund’s investable universe (U.S. domestic small-cap stocks) with respect to over 200 fundamental factors. Fundametrics® starts with building an investable universe and ends with an evaluation of every company in the investable universe. The Fundametrics® Alpha Composite (“Alpha Composite”) and the Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”) are important components within the Fundametrics® system that help formulate buy and sell decisions.
Fundametrics® first groups companies with similar business models and characteristics into custom peer groups. Each peer group is then evaluated with respect to over 200 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality and risk) to find the optimized risk adjusted mix (i.e., to determine unbiasedly which blends of factors are best for each peer group). Overall, valuation generally maintains the highest weight and greatest importance within a peer group, but otherwise each peer group can have fundamental factor and style representation that is unique from the other peer groups. For example, the Software peer group generally has a higher representation of growth factors versus other peer groups, while the Banks peer group generally has a higher representation of value factors versus other peer groups.
The Alpha Composite is designed to identify alpha stocks, which are stocks considered to have the potential for returns in excess of the Fund’s benchmark over time (i.e., excess returns). It is comprised of two parts, the universe composite and the peer group composite. The universe composite ranks a company against all stocks in the Fund’s investable universe and helps to determine sector allocations to over or underweight, while the peer group composite ranks each stock amongst its peers for stronger stock selection.
The Financial Warnings Overlay is then applied to the Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. Examples of risk factors include, but are not limited to, leverage, accruals, and short lending data. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. The Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk. A stock is determined to carry unreasonable risk when it accumulates multiple exceptions or warnings within the Financial Warnings Overlay. Warnings are customized by peer group. For example, the Banks peer group will have different risk factors tied to loan quality and capital levels that would not be relevant to Software peer group.
Stocks that are attractively valued relative to their growth potential are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. Undervalued stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. Temporarily out of favor stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies’ industries, the companies’ prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser’s financial or other analysis of the securities.
Buy and sell decisions are determined by the rankings produced by the Alpha Composite and the Financial Warnings Overlay. All parameters set within Fundametrics®, including the Alpha Composite and Financial Warnings Overlay, to generate the Fund’s portfolio are set at the full discretion of the Adviser based upon the Adviser’s beliefs regarding the proper approach to constructing a portfolio to meet the Fund’s investment objective. In addition, the Adviser, in its sole discretion, will continue to test, evaluate and modify these parameters over time.
The Adviser selects securities from among approximately 1,950 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key fundamental factors when choosing equity securities with the potential for excess returns:
•relative valuation (i.e., a stock’s valuation relative to its history);
•earnings growth rates, including the evaluation of both historic and forecasted rates over multiple time periods; and
•cash flow, including the evaluation of cash flow over historic, current and forecasted time periods.
The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation. The Fund’s portfolio will typically hold between 250 and 350 individual stocks.
From time to time, the Fund may have an allocation of greater than 25% to companies in the same economic sector, including the financial sector.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
The Fund may also invest in short-term U.S. government obligations or cash-equivalent instruments, such as money market funds.
Principal Risks
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk discussed below is considered a principal risk of investing in the Fund, regardless of the order in which it appears and could affect the value of your investment:
Market Risk. Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.
Equity Security Risk. The prices of equity securities will fluctuate – sometimes dramatically – over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.
Small-Capitalization Companies Risk. Small-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Value Investing Risk. The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.
Financial Sector Concentration Risk. At times the Fund will be concentrated in securities of companies principally engaged in the banking or financial services sectors. As a result, the Fund may be subject to greater risks than a portfolio without such a concentration. This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, the banking and financial services industries. Companies in these industries are subject to risks from increased competition within the sector, changes in legislation or government regulations affecting the banking and financial services industries, and economic downturns. During times of such concentration, adverse changes in any of these areas may adversely and disproportionately affect the value of the Fund.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Portfolio Turnover Risk. As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses, which may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.
Management Risk. The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for the Fund may not perform to the market’s or the Adviser’s expectations. The Fund’s performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.
Real Estate Investment Trusts (“REITs”) Risk. REITs are companies that invest in real estate or interests therein. REITS’ stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.
Securities Lending Risk: There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUND
The Adviser
CornerCap Investment Counsel, Inc., located at 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia, 30309, is the Fund’s adviser. The Adviser was formed in 1989 and has over three decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.88% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.95% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least November 18, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser.
A discussion regarding the basis of the Board’s approval of the investment advisory agreement will be available in the Fund’s first annual or semi-annual report to shareholders.
Portfolio Managers
J. Cannon Carr, Jr., Chief Investment Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investments.
Mr. Carr is Chief Investment Officer of the Adviser and has been with the firm since 2007. He leads the Adviser’s investment committee, which oversees management of the Adviser’s investment research and products, including the Fund. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Carr has managed the Predecessor Fund since 2013 and the Fund since inception in 2022.
Mr. Moeller, Director of Research and portfolio manager with the Adviser, has been with the Adviser since 2000, and his duties have included development of Fundametrics® research platform, portfolio management, and investment research. Mr. Moeller is a CFA Charterholder. Mr. Moeller has managed the Predecessor Fund since 2005 and the Fund since inception in 2022.
Mr. Tucker, research analyst with the Adviser, has been with the Adviser since 2013 and his duties include development of Fundametrics® research platform and investment research. Mr. Tucker is a CFA Charterholder. Mr. Tucker has managed the Fund since inception in 2022.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold based on the NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
When fair value pricing is employed, the security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
How to Buy Shares
For the both the Institutional Class and Advisor Class, the minimum initial investment amount is $2,000 and the minimum subsequent investment amount is $250. Your financial intermediary may impose different investment minimums. Please contact them for additional details.

Although not limited to the list below, the Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at (888) 813-8637. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order.” “Good order” generally means that your purchase request includes the name of the Fund and share class to be purchased; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.
In addition to cash purchases, the Fund reserves the right to accept shares purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Fund. For further information, you may call a customer service representative of the Fund toll-free at (888) 813-8637.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at (888) 813-8637 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Fund to the Transfer Agent at the following address:
CornerCap Funds
CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
CornerCap Funds
CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at (888) 813-8637. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: CornerCap Small-Cap Value Fund
    Shareholder Registration
    Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at (888) 813-8637. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Subsequent Investments
Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at (888) 813-8637 before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.
Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100, on a monthly, bi-monthly or quarterly basis, from your personal checking or savings account that you wish to invest in the Fund. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (888) 813-8637 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Cancellations and Modifications
The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
CornerCap Small-Cap Value Fund	CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at (888) 813-8637 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption requests received before the close of trading on the NYSE will be priced based on net asset value calculated as of the close of trading. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
Shares held in IRA or other retirement accounts may be redeemed by telephone at (888) 813-8637. Investors will be asked whether or not to withhold federal income taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (888) 813-8637 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:
•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.
Wire Redemption
Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Systematic Withdrawal Program
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund’s systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. For more information about this service, please see call the Transfer Agent at (888) 813-8637.
Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. The Fund charges a 0.50% redemption fee that is applicable to all redemptions (sales or exchanges) made within 30 days of your purchase of shares in the Fund.
Redemption “In-Kind”
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Fund may waive any of the above requirements in certain instances such as when the security holder requesting the redemption is well-known to the Adviser or has a well-established business relationship with the Adviser.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account falls below $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of its ability and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Redemption Fee. The Fund charges a 0.50% redemption fee that is applicable to all redemptions (sales or exchanges) made within 30 days of your purchase of shares in the Fund. The redemption fee is not a fee to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time. No redemption fee will be charged on the sale of Fund shares that were acquired prior to the Reorganization.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.
TAX CONSEQUENCES
Below, the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.  Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.

The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the first-in first-out method, this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. A shareholder may elect, on an account-by-account basis, to use a method other than first-in first-out method by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the first-in first-out method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the first-in first-out method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986 limits the deductibility of capital losses in certain circumstances.
An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making their investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.

SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS
Description of Classes
The Fund offers the Institutional Class and Advisor Class, each of which is subject to a minimum initial investment of $2,000.
Institutional Class shares are purchased with no upfront sales charge so the full amount of your purchase is invested in the Fund. Institutional Class shares are not subject to Rule 12b-1 Fees or Shareholder Servicing Fees. Institutional Class shares are available both through the Transfer Agent and broker-dealers or other financial intermediaries that have made arrangements with the Fund to sell the Fund’s Institutional Class shares. Consult your financial intermediary for information on the availability of the Fund’s Institutional Class shares.
Advisor Class shares are purchased with no upfront sales charge so the full amount of your purchase is invested in the Fund. As discussed below, Advisor Class shares are subject to a Rule 12b-1 Fee and a Shareholder Servicing Fee. Advisor Class shares are available through broker-dealers or other financial intermediaries that have made arrangements with the Fund to sell the Fund’s Advisor Class shares. Consult your financial intermediary for information on the availability of the Fund’s Advisor Class shares.
Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Fund shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributor
Foreside Fund Services, LLC (the “Distributor”) is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
Rule 12b-1 Distribution and Service Fees
The Trust has adopted a Rule 12b-1 Plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an annual fee of up to 0.25% of the average daily net assets of the Advisor Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.
Because the Distribution and Service (12b-1) Fees are paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
Shareholder Servicing Plan Fees
The Trust has adopted a Shareholder Servicing Plan under which the Fund’s Advisor Class shares may pay a shareholder servicing fee of up to 0.05% of the class’ respective average daily net assets for non-distribution personal shareholder services provided to the Fund by financial institutions, including the Adviser or its affiliates. Non-distribution personal shareholder services for which such fees are paid may include: establishing and maintaining shareholder accounts; processing subscriptions, redemptions, distributions, and tax reports; forwarding communications from the Fund to its shareholders; responding to shareholder inquiries; and making modifications to shareholder account records and options.

Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
ADDITIONAL INFORMATION
Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
•Annual and semi-annual shareholder reports (every six months); and
•Quarterly account statements.
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 813-8637 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;
•Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•Reject any purchase or redemption request that does not contain all required documentation and is not in good order.
Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
1.any period during which the NYSE is closed (other than customary week-end or holiday closings) or trading on the NYSE is restricted;
2.any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
3.such other periods as the SEC may permit for the protection of the Fund’s shareholders.
If you accepted telephone options on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Financial Highlights
The financial highlights table below is intended to help you understand the financial performance of the Fund for the for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). As of the close of business on November 18, 2022, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of the Predecessor Fund. Upon completion of the reorganization, the Fund’s shares assumed the performance, financial, and other historical information of those of the Predecessor Fund. Pursuant to the reorganization, the Institutional Shares and Investor Shares of the Predecessor Fund reorganized into the Fund’s Institutional Class.
The information in the following tables has been derived from the Predecessor Fund’s financial statements which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Annual Report which is available upon request.

Predecessor Fund - Institutional Shares
Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018
INSTITUTIONAL SHARES PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$18.16		$9.69		$13.15		$15.30		$16.70

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income (a)	0.17		0.18		0.14		0.13		0.11
Net realized and unrealized gain (loss) on investments	1.63		8.43		(3.48)		(0.39)		0.91
Total Income/(Loss) from Investment Operations	1.80		8.61		(3.34)		(0.26)		1.02
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.17)		(0.14)		(0.12)		(0.08)		(0.06)
Distributions from net realized gain on investments	(4.86)		—		—		(1.81)		(2.36)
Total Dividends and Distributions to Shareholders	(5.03)		(0.14)		(0.12)		(1.89)		(2.42)
Paid-in Capital from Redemption Fees (a)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of year	$14.93		$18.16		$9.69		$13.15		$15.30
Total Return	9.45%		89.19%		(25.72)%		(0.68)%		5.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$69,206		$63,407		$27,890		$34,161		$37,788
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.96%		1.31%		1.05%		0.84%		0.67%
Net expenses	1.00%		1.00%		1.00%		1.00%		1.00%
Gross expenses	1.00%		1.00%		1.00%		1.00%		1.00%
Portfolio turnover rate	116%		121%		127%		147%		117%
(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.005 per share.

PRIVACY NOTICE
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
PN-1

Investment Adviser
CornerCap Investment Counsel, Inc.
1355 Peachtree Street NE, Suite 1700
Atlanta, Georgia 30309

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

CornerCap Small-Cap Value Fund
A series of Managed Portfolio Series

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at https://www.cornercapfunds.com/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund toll-free at (888) 813-8637 or by writing to:

CornerCap Small-Cap Value Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Fund are available:

•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑22525.)